UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
 (303) 706-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Executive Officer Bonus Incentive Plan
On May 4, 2016, EchoStar Corporation (“EchoStar’) adopted an Executive Officer Bonus Incentive Plan (the “Bonus Plan”). The Bonus Plan is a cash bonus plan intended to promote the success of EchoStar and its subsidiaries by providing performance-oriented incentives to motivate EchoStar’s executive officers whose decisions and performance have a significant impact on the success of EchoStar and its subsidiaries to reward them for superior managerial performance and the successful growth of EchoStar and its subsidiaries. Participants in the Bonus Plan include those executive officers of EchoStar or any of its subsidiaries who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, as the Executive Compensation Committee of the board of directors of EchoStar (the “Committee”) may designate from time to time. Under the Bonus Plan, bonuses will be paid in cash and will be based on target award amounts determined by the Committee for each participant and on the achievement of corporate and business segment-level performance metrics established by the Committee for each fiscal year from among those set forth in the Bonus Plan. For each participant, 25% of the payout target will be based on the achievement of company-wide performance metrics and 75% of the payout target will be based on the achievement of applicable business segment performance metrics. Individual awards under the Bonus Plan may range between zero and an amount equal to or exceeding 100% of the applicable target award amounts as determined by the Committee for each participant. This description of the Bonus Plan is a summary and is subject to, and qualified in its entirety by, the terms of the Bonus Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 4, 2016, EchoStar filed with the Secretary of State of the State of Nevada a Certificate of Amendment (the “Certificate of Amendment”) to its Articles of Incorporation, as amended (the “Articles of Incorporation”), to designate the Eighth Judicial District Court of Clark County, Nevada as the exclusive forum for certain legal actions.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 4, 2016, EchoStar held its 2016 Annual Meeting of Shareholders.

The following matters were voted upon:

a.
Election of R. Stanton Dodge, Michael T. Dugan, Charles W. Ergen, Anthony M. Federico, Pradman P. Kaul, Tom A. Ortolf, and C. Michael Schroeder as directors to serve until the 2017 Annual Meeting of Shareholders or until their respective successors shall be duly elected and qualified;

b.	Ratification of the appointment of KPMG LLP as EchoStar’s independent registered public accounting firm for the fiscal year ending December 31, 2016; and

c.	Amendment to EchoStar’s Articles of Incorporation to designate an exclusive forum for certain legal actions.

The following are the final voting results for each of the three items voted on at the meeting:

Proposal 1: Election of Directors:

	Votes
Nominee	For	Withheld	Broker Non-Votes
R. Stanton Dodge	506,469,730	10,505,762	3,119,522
Michael T. Dugan	507,008,366	9,967,126	3,119,522
Charles W. Ergen	506,539,011	10,436,481	3,119,522
Anthony M. Federico	515,797,310	1,178,182	3,119,522
Pradman P. Kaul	506,481,261	10,494,231	3,119,522
Tom A. Ortolf	515,923,230	1,052,262	3,119,522
C. Michael Schroeder	515,912,568	1,062,924	3,119,522

Proposal 2: Ratification of the appointment of KPMG LLP:

Votes
For	Against	Abstain

519,779,423	296,442	19,149

Proposal 3: Amendment to EchoStar’s Articles of Incorporation to designate an exclusive forum for certain legal actions:

Votes
For	Against	Abstain	Broker Non-Votes

504,483,600	12,476,251	15,641	3,119,522

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
Exhibit 3.1	Certificate of Amendment to Articles of Incorporation of EchoStar Corporation, dated as of May 4, 2016.
Exhibit 10.1	Echostar Corporation Executive Officer Bonus Incentive Plan, dated as of May 4, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION

Date: May 5, 2016	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 3.1	Certificate of Amendment to Articles of Incorporation of EchoStar Corporation, dated as of May 4, 2016.
Exhibit 10.1	Echostar Corporation Executive Officer Bonus Incentive Plan, dated as of May 4, 2016.